                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report July 30, 1997


                           OFFSHORE LOGISTICS, INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


                                   DELAWARE
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


         0-5232                                          72-0679819
----------------------------                ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


224 Rue de Jean PO Box 5C Lafayette LA                      70505
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


                                (318) 233-1221
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

          Disclosure of Certain Information With Respect to Directors and Executive Officers of the Registrant, Executive Compensation, Security Ownership of Certain Beneficial Owners and Management and Certain Relationships and Related Transactions is contained in Exhibits 99.1, 99.2, and 99.3 hereto.

Item 7.   Financial Statements and Exhibits

     (C)  Exhibits

          99.1 Directors of the Registrant

          99.2 Executive Compensation and Certain Relationships and Related Transactions

          99.3 Security Ownership of Certain Beneficial Owners and Management

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      OFFSHORE LOGISTICS, INC.


                                      BY:  /s/ GEORGE M. SMALL
                                           ---------------------------
                                           George M. Small
                                           Vice President and
                                           Chief Financial Officer

                                      DATE: July 30, 1997